Other operating income (expenses)	6 Months Ended
Jun. 30, 2018
Other operating income (expenses) [Abstract]
Other operating income (expenses)
23.	Other operating income (expenses)

	Six months ended June 30,
	2018	2017
Gain on sale of aircraft (Note 10)	9,564	-
Gain on sale of property, plant and equipment	2,131	46
Donations	(1,550)	(1,972)
Realization of tax credit relating to prior periods (a)	1,110	7,498
Other operating (expenses) income, net	(2,537)	6,196
Total	8,718	11,768

(a)
Taxes paid in connection with the acquisition of materials and equipment, which Estre has not used to offset against the payment of other taxes in the years in which such receivables were generated, but that as a result of a further analysis of the applicable tax law, Estre subsequently recognized as recoverable taxes against income.